                           TELE-COMMUNICATIONS, INC.
                             Post Office Box 5630
                               Denver, CO 80217

          This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Bob Magness and John C. Malone as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of common stock of Tele-Communications, Inc. held of record by the undersigned on [date], at the Annual Meeting of stockholders to be held on [date] or any adjournment thereof.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE.

            (Continued, and to be signed and dated on reverse side)


1. ELECTION OF THREE DIRECTORS (Nominees: Bob Magness, John W. Gallivan and Jerome H. Kern).

    FOR all nominees  [_]   WITHHOLD AUTHORITY to vote for all nominees [_]

    To vote for fewer than all nominees, print the name(s) of the nominees(s) you wish to VOTE FOR below;


2. PROPOSAL TO APPROVE amendments to the Restated Certificate of Incorporation implementing the LIBERTY MEDIA GROUP STOCK PROPOSAL.

    FOR  [_]      AGAINST  [_]      ABSTAIN  [_]

3. PROPOSAL TO APPROVE amendments to the Restated Certificate of Incorporation implementing the INCREASED AUTHORIZATION PROPOSAL.

    FOR  [_]      AGAINST  [_]      ABSTAIN  [_]

4. PROPOSAL TO APPROVE the Tele-Communications, Inc. 1994 Nonemployee Director Stock Option Plan.

    FOR  [_]      AGAINST  [_]      ABSTAIN  [_]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

- ------------------------------                           Address Change and/or
 Class A Common                                          Comments Mark Here  [_]

                                  Please sign exactly as name appears hereon.
                                  When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  Dated:                         , 1995
                                        -------------------------


                                  ---------------------------------------------
                                                       Signature

                                  ---------------------------------------------
                                                Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD   Votes MUST be Indicated
   PROMPTLY USING THE ENCLOSED ENVELOPE             (X) In Black or Blue ink.[x]

                           TELE-COMMUNICATIONS, INC.
                             Post Office Box 5630
                               Denver, CO 80217

          This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Bob Magness and John C. Malone as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of common stock of Tele-Communications, Inc. held of record by the undersigned on [date], at the Annual Meeting of stockholders to be held on [date] or any adjournment thereof.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE.

            (Continued, and to be signed and dated on reverse side)


1. ELECTION OF THREE DIRECTORS (Nominees: Bob Magness, John W. Gallivan and Jerome H. Kern).

    FOR all nominees  [_]   WITHHOLD AUTHORITY to vote for all nominees [_]

    To vote for fewer than all nominees, print the name(s) of the nominees(s) you wish to VOTE FOR below;


2. PROPOSAL TO APPROVE amendments to the Restated Certificate of Incorporation implementing the LIBERTY MEDIA GROUP STOCK PROPOSAL.

    FOR  [_]      AGAINST  [_]      ABSTAIN  [_]

3. PROPOSAL TO APPROVE amendments to the Restated Certificate of Incorporation implementing the INCREASED AUTHORIZATION PROPOSAL.

    FOR  [_]      AGAINST  [_]      ABSTAIN  [_]

4. PROPOSAL TO APPROVE the Tele-Communications, Inc. 1994 Nonemployee Director Stock Option Plan.

    FOR  [_]      AGAINST  [_]      ABSTAIN  [_]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

- ------------------------------                           Address Change and/or
 Class B Common                                          Comments Mark Here  [_]

                                  Please sign exactly as name appears hereon.
                                  When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  Dated:                         , 1995
                                        -------------------------


                                  ---------------------------------------------
                                                       Signature

                                  ---------------------------------------------
                                                Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD   Votes MUST be Indicated
   PROMPTLY USING THE ENCLOSED ENVELOPE             (X) In Black or Blue ink.[x]

                           TELE-COMMUNICATIONS, INC.
                             Post Office Box 5630
                               Denver, CO 80217

          This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Bob Magness and John C. Malone as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of Convertible Preferred Stock, Series C of Tele-Communications, Inc. held of record by the undersigned on [date], at the Annual Meeting of stockholders to be held on [date] or any adjournment thereof.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE.

            (Continued, and to be signed and dated on reverse side)


1. ELECTION OF THREE DIRECTORS (Nominees: Bob Magness, John W. Gallivan and Jerome H. Kern).

    FOR all nominees  [_]   WITHHOLD AUTHORITY to vote for all nominees [_]

    To vote for fewer than all nominees, print the name(s) of the nominees(s) you wish to VOTE FOR below;


2. PROPOSAL TO APPROVE amendments to the Restated Certificate of Incorporation implementing the LIBERTY MEDIA GROUP STOCK PROPOSAL.

    FOR  [_]      AGAINST  [_]      ABSTAIN  [_]

3. PROPOSAL TO APPROVE amendments to the Restated Certificate of Incorporation implementing the INCREASED AUTHORIZATION PROPOSAL.

    FOR  [_]      AGAINST  [_]      ABSTAIN  [_]

4. PROPOSAL TO APPROVE the Tele-Communications, Inc. 1994 Nonemployee Director Stock Option Plan.

    FOR  [_]      AGAINST  [_]      ABSTAIN  [_]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

    --------------------------------------               Address Change and/or
     Series C Convertible Preferred Stock                Comments Mark Here  [_]

                                  Please sign exactly as name appears hereon.
                                  When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  Dated:                         , 1995
                                        -------------------------


                                  ---------------------------------------------
                                                       Signature

                                  ---------------------------------------------
                                                Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD   Votes MUST be Indicated
   PROMPTLY USING THE ENCLOSED ENVELOPE             (X) In Black or Blue ink.[x]

                           TELE-COMMUNICATIONS, INC.
                             Post Office Box 5630
                               Denver, CO 80217

          This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Bob Magness and John C. Malone as Proxies, with full power to act without the other and each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all shares of Class B 6% Cumulative Redeemable Exchangeable Junior Preferred Stock of Tele-Communications, Inc. held of record by the undersigned on [date], at the Annual Meeting of stockholders to be held on [date] or any adjournment thereof.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS LISTED ON THE REVERSE SIDE.

           (Continued, and to be signed and dated on reverse side)


1. ELECTION OF THREE DIRECTORS (Nominees: Bob Magness, John W. Gallivan and Jerome H. Kern).

    FOR all nominees [_]  WITHHOLD AUTHORITY to vote for all nominees [_]

    To vote for fewer than all nominees, print the name(s) of the nominee(s) you wish to VOTE FOR below:

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


- ---------------------------------                        Address Change and/or
 Class B 6% Cumulative Redeemable                        Comments Mark Here  [_]
 Exchangeable Junior Preferred
 Stock

                                  Please sign exactly as name appears hereon.
                                  When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  Dated:                         , 1995
                                        -------------------------


                                  ---------------------------------------------
                                                   Signature

                                  ---------------------------------------------
                                                Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD   Votes MUST be Indicated
   PROMPTLY USING THE ENCLOSED ENVELOPE             (X) In Black or Blue ink.[x]